SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                   INFINITY PROPERTY AND CASUALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                         000-50167                       03-0483872
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(State or other             (Commission File No.)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
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               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      99.1 Press release dated February 10, 2004 announcing results for the quarter ended December 31, 2003.

            The information included in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INFINITY PROPERTY AND CASUALTY
                                                    CORPORATION

Date: February 10, 2004                    By:
                                                  ------------------------------
                                           Name:  Samuel J. Simon
                                           Title: Senior Vice President,
                                                   General Counsel and Secretary